EXHIBIT 10.3

AMENDED AND RESTATED SECURITY AGREEMENT

This Amended and Restated Security Agreement dated as of January 14, 2005 (“Security Agreement”) is between the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the “Pledgor” whether one or more), and to and for the benefit of SOCIÉTÉ GÉNÉRALE, as Administrative Agent (the “Secured Party”) for the Senior Creditors herein described.

INTRODUCTION

A.	Interstate Operating Company, L.P. (fka MeriStar H & R Operating Company, L.P.), a Delaware limited partnership (the “Borrower”); Société Générale, as the Administrative Agent, the Issuing Bank and the Alternate Currency Swing Line Lender; SG Americas Securities, LLC (successor-in-interest to SG Cowen Securities Corporation), as Joint Lead Arranger and Book Runner; Salomon Smith Barney Inc., as Joint Lead Arranger, Book Runner and Co-Syndication Agent; Lehman Brothers, Inc., as Joint Lead Arranger, Book Runner and Co-Syndication Agent; Credit Lyonnais New York Branch, as Documentation Agent; and the banks and other lenders a party thereto entered into a Senior Secured Credit Agreement (the “Original Credit Agreement”), dated as of July 31, 2002;

B.	In connection with the Original Credit Agreement, the Pledgor executed or became party to that certain Security Agreement (the “Original Security Agreement”) dated as of even date as the Original Credit Agreement.

C.	The Original Credit Agreement is being amended and restated in its entirety by that certain Amended and Restated Senior Secured Credit Agreement dated as of even date herewith (as amended or modified from time to time, the “Credit Agreement”), among Borrower; Secured Party; SG AMERICAS SECURITIES, LLC, as Sole Lead Arranger and Book Runner; and the other lenders party thereto (collectively, the “Lenders”);

D.	The Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Agreements (a “Lender Interest Rate Agreement”) with one or more of the Lenders or any Affiliate thereof (each a “Lender IRA Provider”; with the Lender IRA Providers, the Administrative Agent and the Lenders being referred to herein as the “Senior Creditors”);

E.	Under the Credit Agreement, it is a condition to the making of the Advances and the issuance of the Letters of Credit that the Pledgor shall secure its obligations (i) under the Credit Documents (the “Credit Obligations”) and (ii) under the Lender Interest Rate Agreements (the “Other Obligations”) by entering into this Security Agreement. The Pledgor will derive substantial benefit (both direct and indirect) from the transactions contemplated by the Credit Agreement.

F.	This Agreement constitutes for all purposes an amendment to the Original Security Agreement and not a new or substitute agreement or a novation of the Original Security Agreement.

Therefore, the Pledgor hereby agrees with the Secured Party for its benefit and the benefit of the Lenders and any Lender IRA Provider as follows:

Section 1. Definitions. All capitalized terms not otherwise defined in this Security Agreement that are defined in the Credit Agreement shall have the meaning assigned to such terms by the Credit Agreement. All other capitalized terms not otherwise defined in this Security Agreement shall have the respective definitions set forth in the Uniform Commercial Code as adopted in the State of New York or any successor statute (“UCC”).

Section 2. Pledge.

2.01. Grant of Pledge and Security Interest. The Pledgor hereby pledges as security for the Secured Obligations (as hereinafter defined) to the Secured Party for its benefit and the benefit of the Lenders and any Lender IRA Provider, and grants to the Secured Party for its benefit and the benefit of the Lenders and any Lender IRA Provider a security interest in, the Collateral, as defined in Section 2.02 below. The security interest and pledge made herein shall secure all of (a) the Credit Obligations of the Pledgor now and hereafter existing under the Credit Agreement, the Notes and any other Credit Documents, owing to any Lender or any Affiliate thereof, interest, fees, expenses, indemnification or otherwise, (b) the Other Obligations of the Pledgor now and hereafter existing under any Lender Interest Rate Agreement owing to any Lender IRA Provider, interest, fees, expenses, indemnification or otherwise, and (c) all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations being the “Secured Obligations”).

2.02. Collateral. “Collateral” shall mean all of Pledgor’s right, title, and interest in the following, whether now owned or hereafter acquired:

(a)	the Ownership Interests Collateral, and all dividends, cash, instruments, and other property from time-to-time received, receivable or otherwise distributed in respect of or in exchange for any of the Ownership Interests Collateral;

(b)	the right to receive payments for its account (including the right to receive termination payments) under any and all Permitted Property Agreements;

(c)	to the extent assignable and subject to the rights of the owner of any Hospitality Property to which the personal property in this Section 2.02(c) apply, (i) all contracts now or hereafter entered into by and between the Pledgor and any contractor or supplier, as well as any subcontracts, providing for the construction (original, restorative or otherwise) of any improvements, or the furnishing of any materials, supplies, equipment or labor in connection with any such construction; (ii) all of the plans, specifications and drawings (including, but not limited to plot plans, foundations plans, floor plans, elevations, framing plans, cross-sections of walls, mechanical plans, electrical plans and architectural and engineering plans, and architectural and engineering studies and analyses) heretofore or hereafter prepared by any architect or engineer for Pledgor; (iii) all agreements for architectural, engineering, management or consulting services rendered or to be rendered in respect of planning, design, inspection or supervision of the construction or management of any land or real estate; (iv) any completion bond, performance bond or labor and material payment bond and any other bond relating to or to any contract providing for construction of improvements to any land or real estate; and (v) Pledgor’s interest in any guaranty related to the foregoing;

(d)	except for the indebtedness of Bayside Resort, Inc. & Bluewater (Sapphire), Ltd. or except as otherwise prohibited by the terms of any more senior indebtedness of the applicable obligor, any (i) indebtedness which is payable to Pledgor and secured by a mortgage lien on any Hospitality Property or the pledge of an Ownership Interest or (ii) any other indebtedness in excess of $500,000, together with the Pledgor’s interest in the liens and security interests securing such indebtedness, including without limitation the indebtedness listed or evidenced by the documentation set forth in Schedule 2.02(d) attached hereto;

(e)	all judgments in favor of Pledgor; all awards of damages and settlements hereafter made resulting from condemnation proceedings in favor of Pledgor; and all insurance proceeds payable to Pledgor;

(f)	to the extent not prohibited by the terms of any agreement with the owner of any Hospitality Property at which any of the personal property or fixtures set forth in this Section 2.02(f) are located or any secured first lien lender for any such Hospitality Property, and subject to the rights of such owners or lenders, (i) any liens for the benefit of any landlord of Pledgor; (ii) all materials, goods (including without limitation consumables and inventories), equipment, appliances, apparatus, furniture, furnishings, inventory, and other tangible personal property, whether or not the same have or would become a part of any land or real estate owned or hereafter acquired by Pledgor, except for personal property pledged to secure purchase money financing (all such foregoing items being referred to as “Tangible Personal Property”); and (iii) Pledgor’s current and future rights as lessee under any leases of the Tangible Personal Property to the extent such leases are assignable.

(g)	all trade secrets, sales and marketing literature, customer lists, sales orders, secret processes, inventions, discoveries, improvements, processes, technology, know how, formulas, drawings, specifications, plans, and all other proprietary, technical and other information and intellectual property, whether patentable or unpatentable, registered, or unregistered (collectively, the “Trade Secrets”);

(h)	all trademarks, trademark registrations, tradenames, service marks, logos, prints and labels on which any of the foregoing appear, and trademark applications, together with all renewals, reissues or extensions thereof and all goodwill associated therewith or symbolized thereby and all other assets, rights and interests that uniquely reflect or embody such goodwill; all income, royalties, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof; the right to sue for past, present and future infringements thereof; and all rights corresponding thereto throughout the world (collectively, the “Trademarks”).

(i)	All patents and patent applications of the United States or any other country, issued or pending, together with all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof, all income, royalties, shop rights, damages and payments thereto; the right to sue for past, present and future infringements thereof; and all rights corresponding thereto throughout the world (collectively, the “Patents”);

(j)	all copyright rights in any work subject to the copyright laws of the United States, any political subdivision thereof or any other country, whether as author, assignee, transferee or otherwise, together with all registrations and applications for registration of any such copyright in the United States, any political subdivision thereof or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar offices in any other country (collectively, the “Copyrights”; the Trade Secrets, the Trademarks, the Patents and the Copyrights being collectively referred to herein as the “Intellectual Property”); and

(k) all proceeds from the Collateral described in this Section 2.02.

2.03. Delivery and Perfection of Collateral. The Pledgor represents and warrants as follows:

(a)	All certificates or instruments representing the Ownership Interests Collateral shall be delivered to the Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank and stock powers, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any of the Ownership Interests Collateral, subject to the rights specified in Section 2.04. In addition, the Secured Party shall have the right at any time to exchange the certificates or instruments representing the Ownership Interests Collateral for certificates or instruments of smaller or larger denominations.

(b)	If a Pledgor receives cash proceeds for any of the Collateral, then the Pledgor shall apply such cash proceeds in accordance with the terms of the Credit Agreement. If a Pledgor receives non-cash proceeds or property for any Collateral, then the Pledgor shall either (i) transfer and deliver to the Secured Party such non-cash proceeds or property so received by the Pledgor, all of which thereafter shall be held by the Secured Party, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Secured Party shall deem necessary or appropriate to duly record the Security Interest created hereunder in such Collateral.

(c)	Upon request of the Secured Party the Pledgor shall give, execute, deliver, file and/or record any financing statement, transaction statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party) to create, preserve, perfect or validate the Security Interest created hereunder or to enable the Secured Party to have a valid, first priority and perfected Security Interest in the Collateral and to exercise and enforce its rights hereunder with respect to such pledge and Security Interest, including without limitation, during the continuation of an Event of Default, causing any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee (and the Secured Party agrees that if any Ownership Interest Collateral is transferred into its name or the name of its nominee, it will thereafter promptly give to the Pledgor copies of any notices and communications received by it with respect to the Collateral); provided that the Pledgor shall not have to take any such action with respect to Intellectual Property (i) unless such Intellectual Property is Material Intellectual Property (as hereinafter defined) or (ii) outside of an Intellectual Property Jurisdiction. For purposes herein, for any Intellectual Property “Intellectual Property Jurisdiction” shall mean the United States and any other country in which material Intellectual Property is being used in any material respect. Without limiting the generality of the foregoing, the Pledgor shall, if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Secured Party such note or instrument duly endorsed or accompanied by duly executed instruments of transfer of assignment, all in form and substance satisfactory to the Secured Party.

(d)	The Pledgor represents to the Secured Party and the Lenders that the only current material Intellectual Property owned by the Pledgor are the Trademarks for the “Doral” and “BridgeStreet” names and derivative names thereof, all as more particularly set forth in Schedule 2.03(d) attached hereto. Such Trademarks and any other Intellectual Property that the Secured Party reasonably believes is material to the Borrower shall be referred to herein as the “Material Intellectual Property”. An executed copy of this Security Agreement and any other necessary or desirable forms (in the reasonable judgment of the Secured Party) shall be recorded within 90 days after the execution hereof in the United States Patent and Trademark Office pursuant to 15 U.S.C. § 1060 and the regulations thereunder to the extent necessary to create, preserve, perfect or validate the Security Interest created hereunder in the Trademarks listed on Schedule 2.03(d) attached hereto (to the extent perfectible by filing in the United States Patent and Trademark Office). Within a reasonable period of time after the execution of this Security Agreement, to the extent commercially practicable, the Pledgor shall record any forms, documents or instruments, including this Security Agreement, in the applicable governmental or regulatory offices as may be required by applicable law to perfect the Security Interest created hereunder in those Trademarks listed on Schedule 2.03(d) attached hereto and registered in the European Union. Upon the timely filing of this Agreement in the United States Patent and Trademark Office, and upon the filing of financing statements showing the Pledgor as debtor in the jurisdictions listed on Annex 2 attached hereto, this Agreement will constitute a valid and perfected Security Interest in the United States which is prior to all other Security Interests on the federally registered Trademarks that are listed on Schedule 2.03(d) attached hereto. Without limiting the provisions of the foregoing paragraph (c), within one month after notice to Borrower of the Secured Party’s determination that any other now or hereinafter acquired Intellectual Property registered in the United States Patent and Trademark Office or United States Copyright Office is Material Intellectual Property, an executed copy of a security document reasonably satisfactory to the Secured Party and substantially in the form of the Security Agreement shall be recorded in the United States Patent and Trademark Office or United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and to the extent commercially practicable, Pledgor shall file such other forms, documents or instruments as may be required pursuant to the laws of any Intellectual Property Jurisdiction, to create, preserve, perfect or validate the Security Interest created hereunder or to enable the Secured Party to have a valid, first priority and perfected Security Interest in the Material Intellectual Property in each applicable Intellectual Property Jurisdiction and to exercise and enforce its rights hereunder with respect to such pledge and Security Interest in the Material Intellectual Property in each applicable Intellectual Property Jurisdiction.

2.04. Rights Retained by Pledgor. Notwithstanding the pledge in Section 2.01, so long as no Event of Default shall have occurred and be continuing:

(a)	except as may otherwise be provided in the Credit Agreement, the Pledgor shall be entitled to receive and retain (i) any and all dividends and other distributions paid on or in respect of the Ownership Interests Collateral and the proceeds of any sale of the Ownership Interests Collateral, (ii) all payments to Pledgor of principal and interest on loans and advances made by Pledgor, and (iii) all payments received under Permitted Property Agreements; provided, however, that any and all dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Ownership Interests Collateral shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, the Lenders and the other holders of the Secured Obligations, be segregated from the other property or funds of the Pledgor, and be delivered to the Secured Party in the same form as so received (with any necessary endorsement or assignment); and

(b)	until such time as such voting and other consensual rights have been terminated pursuant to Section 5 hereof, the Pledgor shall be entitled to exercise any voting and other consensual rights pertaining to the Ownership Interests Collateral for any purpose not inconsistent with the terms of this Security Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would or could reasonably be expected to have a materially adverse effect on the value of the Ownership Interests Collateral or any part thereof; and

(c)	at and after such time as voting and other consensual rights have been terminated pursuant to Section 5 hereof, the Pledgor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all proxies and other instruments as the Secured Party may reasonably request to (i) enable the Secured Party to exercise the voting and other rights which the Pledgor is entitled to exercise pursuant to paragraph (a) of this Section 2.04, and (ii) to receive the dividends or other distributions and proceeds of sale of the Ownership Interests Collateral which the Pledgor is authorized to receive and retain pursuant to paragraph (a) of this Section 2.04.

Section 3. Pledgor’s Representations and Warranties. The Pledgor represents and warrants as follows:

(a)	The Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien or option, except for (i) the security interest created by this Security Agreement and (ii) Liens permitted by the Credit Agreement, and the Pledgor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any interest in or to the Collateral except as permitted by the Credit Agreement.

(b)	No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body, that has not occurred, is required either (i) for the pledge by the Pledgor of the Collateral pursuant to this Security Agreement or for the execution, delivery, or performance of this Security Agreement by the Pledgor (except to the extent that financing statements or transaction statements are required under the UCC or otherwise to be filed in order to maintain a perfected security interest in the Collateral) or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Security Agreement or the remedies in respect of the Ownership Interests Collateral pursuant to this Security Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

(c)	Except as set forth on Schedule 3(c) attached hereto, to the Pledgor’s actual knowledge (i) no Intellectual Property infringes the intellectual property rights of any other Person and (ii) no action or proceeding is pending or threatened on the date hereof seeking to limit, cancel or question the validity of any Intellectual Property.

Section 4. Pledgor’s Covenants.

4.01. Transfer, Other Liens, and Additional Shares. The Pledgor agrees that it will not (a) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral except for Asset Dispositions permitted by the Credit Agreement or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Security Agreement and Liens permitted by the Credit Agreement. The Pledgor agrees that it will (a) unless otherwise permitted by the Credit Agreement cause each issuer (except for Unconsolidated Entities) of the Ownership Interests Collateral not to issue any membership or partnership interests or any capital stock or other equity securities in addition to or in substitution for the Ownership Interests Collateral issued by such issuer, except to the Pledgor and (b) pledged hereunder, immediately upon its acquisition (directly or indirectly) or receipt thereof, any additional membership or partnership interests or shares of capital stock or other equity securities of an issuer of the Ownership Interests Collateral.

Section 5. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

5.01. UCC Remedies. To the extent permitted by law, the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for in this Security Agreement or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral).

5.02. Dividends and Other Rights.

(a)	All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 2.04(b) may be exercised by the Secured Party if Secured Party so elects and gives written notice of such election to the Pledgor and all rights of the Pledgor to receive the dividends and other distributions on or in respect of the Ownership Interests Collateral and the proceeds of sale of the Ownership Interests Collateral and principal and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 2.04(a) shall cease.

(b)	All dividends and other distributions on or in respect of the Ownership Interests Collateral and the proceeds of sale of the Collateral and interest and principal payments which are received by the Pledgor shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor, and shall be promptly paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

5.03. Sale of Collateral. The Secured Party may upon five days prior written notice to the Pledgor sell all or part of the Collateral at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as are commercially reasonable. The Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

5.04. Exempt Sale. If, in the opinion of the Secured Party, there is any question that a public or semi-public sale or distribution of any Ownership Interests Collateral will violate any state or federal securities law, Secured Party in its discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by Secured Party shall be deemed to be not “commercially reasonable” solely because so made. Pledgor shall cooperate fully with Secured Party in all reasonable respects in selling or realizing upon all or any part of the Ownership Interests Collateral.

5.05. Application of Collateral. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party from the sale of, collection of, or other realization of any part of the Collateral shall be applied by the Secured Party in accordance with the provisions of the Credit Agreement.

Section 6. Secured Party as Agent for Pledgor.

6.01. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Secured Party the Pledgor’s attorney-in-fact, with full authority to, after the occurrence of and during the continuance of an Event of Default, act for the Pledgor and in the name of the Pledgor, and, in the Secured Party’s discretion, subject to the Pledgor’s revocable rights specified in Section 2.04, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation, to receive, indorse, and collect all instruments made payable to the Pledgor representing any dividend, or the proceeds of the sale of the Collateral, or other distribution in respect of the Collateral and to give full discharge for the same.

6.02. Secured Party May Perform. If the Pledgor fails to perform any covenant contained herein, the Secured Party may, after sending written notice thereof to Pledgor and allowing ten (10) days to perform same, itself perform, or cause performance of, such covenant. Pledgor shall pay for the reasonable expenses and out-of-pocket costs of the Secured Party incurred or paid in connection therewith in accordance with Section 7.04.

6.03. Secured Party’s Duties. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall have no responsibility for or duty (a) as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party or any other Lender or any Lender IRA Provider has or is deemed to have knowledge of such matters, or (b) as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

Section 7. Miscellaneous.

7.01. Amendments/Accession Agreement No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Pledgor herefrom shall be effective unless made in writing and signed by the Secured Party and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Notwithstanding the foregoing, in the event that any Subsidiary or Affiliate of the Borrower hereafter is required in accordance with the terms of the Credit Agreement or otherwise agrees to become a Pledgor under this Security Agreement, then such Subsidiary or Affiliate may become a party to this Security Agreement by executing an Accession Agreement (“Accession Agreement”) in the form attached hereto as Annex 1 and each Pledgor and the Secured Party hereby agrees that upon such Subsidiary’s or Affiliate’s execution of such Accession Agreement, this Security Agreement shall be deemed to have been amended to make such Person a Pledgor hereunder for all purposes and a party hereto and no signature is required on behalf of the other Pledgors or the Secured Party or any of the Lenders or any Lender IRA Providers to make such an amendment to this Agreement effective.

7.02. Addresses for Notices. All notices and other communications provided for hereunder shall be in the manner and to the addresses set forth in the Credit Agreement.

7.03. Continuing Security Interest; Transfer of Interest. This Agreement constitutes for all purposes an amendment to the Original Security Agreement and not a new or substitute agreement or a novation of the Original Security Agreement. This Security Agreement shall continue the security interests created by the Original Security Agreement and to the extent not so continued create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full and termination of the Secured Obligations, (b) be binding upon the Pledgor, its successors, and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of and be binding upon, the Secured Party, the Lenders, any Lender IRA Providers and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause, (a) when the Secured Party or any Lender assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or other Credit Document, that other Person shall thereupon become vested with all the benefits held by the Secured Party or such Lender under this Security Agreement and (b) when any Lender IRA Provider assigns or otherwise transfers any interest held by it under the Lender Interest Rate Agreement to any other Person pursuant to the terms of such agreement, that other Person shall thereupon become vested with all the benefits held by such Lender IRA Provider under this Security Agreement. Upon the payment in full and termination of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof. Upon any such termination, the Secured Party will, at the Pledgor’s expense, deliver all Collateral to the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

7.04. Expenses. The Pledgor will upon demand pay to the Secured Party for its benefit and the benefit of the Lenders and the Lender IRA Providers the amount of any and all expenses, including the reasonable legal fees and expenses, which the Secured Party, the Lenders and the Lender IRA Providers may incur in connection with (i) the enforcement of this Security Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party or the Lenders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

7.05. No Waiver; Remedies. To the fullest extent permitted under applicable law, no failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided under any other Credit Document or by applicable law.

7.06. GOVERNING LAW. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED, AND ANY DISPUTE BETWEEN THE PLEDGOR, THE ADMINISTRATIVE AGENT, ANY LENDER, ANY LENDER IRA PROVIDER, OR ANY OTHER PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE PERFECTION OF THE LIENS OF THE ADMINISTRATIVE AGENT ON THE COLLATERAL AND THE EXERCISE OF REMEDIES AGAINST THE COLLATERAL SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE APPLICABLE JURISDICTION.

7.07. Other Security Documents. To the extent that any Collateral is covered by a separate Security Document approved by the Administrative Agent and such Security Document has terms and provisions which are in conflict with the terms and provisions of this Security Agreement, then the terms and provisions of such Security Document shall control over the terms and provisions of this Security Agreement which are in conflict.

Section 8. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

(A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

(B) OTHER JURISDICTIONS. THE PLEDGOR AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY LENDER IRA PROVIDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE PLEDGOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE PLEDGOR OR (2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. THE PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

(C) SERVICE OF PROCESS. THE PLEDGOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY ANY OF THE ADMINISTRATIVE AGENT, THE LENDERS, OR THE LENDER IRA PROVIDERS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR ADDRESSED AS PROVIDED HEREIN. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT, THE LENDERS, OR THE LENDER IRA PROVIDERS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW THE PLEDGOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

(D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(E) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 8, WITH ITS COUNSEL.

The parties hereto have caused this Security Agreement to be duly executed as of the date first above written.

INTERSTATE OPERATING COMPANY, L.P.

By:	Interstate Hotels & Resorts, Inc., its general partner

By:
Name:
Title:

INTERSTATE HOTELS & RESORTS, INC.
a Delaware corporation

By:
Name:
Title:

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC.
a Delaware corporation

By:
Name:
Title:

MERISTAR MANAGEMENT (CANMORE) LTD.
a British Columbia (Canada) corporation

By:
Name:
Title:

MERISTAR MANAGEMENT
(VANCOUVER-METRTOWN) LTD.
a British Columbia (Canada) corporation

By:
Name:
Title:

BRIDGESTREET ACCOMMODATIONS, LTD.
Incorporated under the laws of England and Wales

By:
Name:

Title:

BRIDGESTREET ACCOMMODATIONS
LONDON LIMITED
Incorporated under the laws of England and Wales

By:
Name:
Title:

BRIDGESTREET WARDROBE PLACE LIMITED
Incorporated under the laws of England and Wales

By:
Name:
Title:

LORYT(1) LIMITED
Incorporated under the laws of England and Wales

By:
Name:
Title:

APALACHEE BAY SAS
Incorporated under the laws of France

By:
Name:

Title:

MERISTAR MANAGEMENT COMPANY, L.L.C.
a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C.
a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C.
a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C.
a Delaware limited liability company

MERISTAR STORRS COMPANY, L.L.C.
a Delaware limited liability company

THE NETEFFECT STRATEGIC ALLIANCE, LLC
a Delaware limited liability company

INTERSTATE NHF, LLC
a Delaware limited liability company

By:	Interstate Operating Company, L.P.

a Delaware limited partnership, its managing member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:
Name:
Title:

BRIDGESTREET MARYLAND, LLC
a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC
a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC
a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC
a Delaware limited liability company

BRIDGESTREET OHIO, LLC
a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC
a Delaware limited liability company

BRIDGESTREET COLORADO, LLC
a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC
a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC
a North Carolina limited liability company

By:	Interstate Operating Company, L.P.

a Delaware limited partnership, their sole member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:
Name:
Title:

INTERSTATE HOTELS COMPANY
a Delaware corporation

INTERSTATE INVESTMENT CORPORATION
a Delaware corporation

INTERSTATE PARTNER CORPORATION
a Delaware corporation

INTERSTATE PROPERTY CORPORATION
a Delaware corporation

NORTHRIDGE HOLDINGS, INC.
a Delaware corporation

IHC HOLDINGS, INC.
a Delaware corporation

INTERSTATE MEMBER INC.
a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY
a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY
a Delaware corporation

SUNSTONE HOTEL PROPERTIES, INC.
a Colorado corporation

By:
Name:
Title:

NORTHRIDGE INSURANCE COMPANY
a corporation organized under the laws of the Cayman Islands

By:
Name:

Title:

INTERSTATE PROPERTY PARTNERSHIP, L.P.
a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:
Name:
Title:

INTERSTATE/DALLAS GP, L.L.C.
a Delaware limited liability company

By:	Interstate Property Corporation a Delaware corporation, its managing member

By:
Name:
Title:

INTERSTATE PITTSBURGH HOLDINGS, L.L.C.
a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C.
a Delaware limited liability company

By:	Interstate Property Partnership, L.P.

a Delaware limited liability company, their sole member

	By:	Interstate Property Corporation a Delaware corporation, its general partner

By:
Name:
Title:

INTERSTATE HOUSTON PARTNER, L.P.
a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P.
a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, their general partner

By:
Name:
Title:

INTERSTATE HOTELS, LLC
a Delaware limited liability company

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name:
Title:

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C.
a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C.
a Delaware limited liability company

PAH-HILLTOP GP, LLC
a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC
a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C.
a Delaware limited liability company

IHC MOSCOW SERVICES, LLC
a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C.
a Delaware limited liability company

By:	Interstate Hotels, LLC

a Delaware limited liability company, their managing member

	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name:
Title: